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                            SCHEDULE 14A INFORMATION

                   CONSENT STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by registrant / /

Filed by a party other than the registrant /x/           / /  Confidential,
                                                              for Use of the
                                                              Commission Only
Check the appropriate box:                                    (as permitted by
/ / Preliminary consent statement                             Rule 14a-6(e)(2))

/ / Definitive consent statement

/X/ Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           RJR NABISCO HOLDINGS CORP.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                BROOKE GROUP LTD.
                   ------------------------------------------
                  (Name of Person(s) Filing Consent Statement)

                                 ---------------

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

                                 ---------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: ____________

(2)      Form, schedule or registration statement no.: _____________

(3)      Filing party: ____________________

(4)      Date filed: _________________

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

Brooke Group Ltd.                                         International Place
                                                          100 S.E. Second Street
                                                          Miami, Florida 33131

                               [FORM OF MAILGRAM]

                                                              FEBRUARY 7, 1996

((TITLE)) ((FIRST NAME)) ((LAST NAME))
((JOB TITLE))
((COMPANY))
((ADDRESS))
((CITY)), ((STATE))  ((POST CODE))

DEAR FELLOW RJR NABISCO STOCKHOLDER:

THE FEBRUARY 15 CUTOFF DATE FOR OUR CONSENT SOLICITATION IS ONLY A FEW DAYS AWAY. WE NEED YOUR SUPPORT TO SEND A CLEAR MESSAGE TO THE COMPANY THAT YOU WANT TO SPIN OFF NABISCO NOW. REMEMBER:

THE BOARD MAY NEVER SPIN OFF NABISCO WITHOUT YOUR VOTE
------------------------------------------------------

THE BOARD HAS CONTINUED TO MAKE EMPTY PROMISES. IN A RECENT SEC FILING, RJR NABISCO SAID: "AS THE LITIGATION ENVIRONMENT IMPROVES, THE COMPANY EXPECTS IT WILL BE ABLE TO CONSIDER A SPINOFF IN 1998." IN OTHER WORDS, DON'T COUNT ON RJR EVER SPINNING OFF NABISCO.

RJR NABISCO HAS BEEN THE WORST PERFORMING CIGARETTE STOCK
---------------------------------------------------------

YOUR INVESTMENT IN RJR NABISCO STOCK IS LANGUISHING. IT HAD A NEGATIVE RETURN FROM THE INITIAL PUBLIC OFFERING (FEBRUARY 1, 1991) TO THE ANNOUNCEMENT OF BROOKE'S INVOLVEMENT IN RJR (AUGUST 28, 1995). IT ALSO SUFFERED A 12% DECLINE IN THE YEAR PRECEDING THIS ANNOUNCEMENT.

YOUR STOCK VALUE IS IN JEOPARDY
-------------------------------

BROOKE BELIEVES AN IMMEDIATE SPINOFF WILL BENEFIT BOTH OF RJR'S BUSINESSES AND SUBSTANTIALLY INCREASE YOUR STOCK PRICE. MANY RESPECTED INVESTORS AGREE WITH US. WE ALSO BELIEVE RJR SHARES WILL FALL BACK INTO THE $20S IF OUR CONSENT SOLICITATION FAILS.

ADDITIONALLY, THIS WEEK, INSTITUTIONAL SHAREHOLDER SERVICES (ISS) ISSUED ITS REPORT IN FAVOR OF OUR PROPOSALS.

VOTE THE BLUE CARD NOW TO SUPPORT AN IMMEDIATE SPINOFF
------------------------------------------------------

YOU MUST DELIVER YOUR BLUE CARD BY THE CUTOFF DATE, FEBRUARY 15, 1996, TO BE SURE YOUR VOTE IS COUNTED. REMEMBER, IF YOU DON'T VOTE, YOU HAVE VOTED AGAINST THE SPINOFF PROPOSAL.

TIME IS SHORT. PLEASE CALL DON FERRY OF GEORGESON & COMPANY INC. AT (212) 440-9920 IF YOU NEED A BLUE CARD OR IF YOU WANT TO ARRANGE FOR DELIVERY OF YOUR BLUE CARD.

IF YOU HAVE ANY QUESTIONS, PLEASE CALL GEORGESON & COMPANY INC. AT
1-800-SPINOFF.

THANK YOU FOR YOUR CONTINUED SUPPORT.

BENNETT S. LEBOW
CHAIRMAN OF THE BOARD, PRESIDENT
   AND CHIEF EXECUTIVE OFFICER